SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                   FORM 8-K/A
                           CURRENT REPORT - AMENDMENT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                                 March 26, 2002

                              GREENLAND CORPORATION
              (Exact Name of Registrant as Specified in its Charter)
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NEVADA . . . . . . . . .                            87-0439051
(State of Incorporation)  (I.R.S. Employer Identification No.)
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                      2111 PALOMAR AIRPORT ROAD, SUITE 200,
                               CARLSBAD, CA 92009
                    (Address of Principal Executive Offices)

                                 (760) 804-2770
              (Registrant's telephone number, including area code):

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ITEM  2.  ACQUISITION  OF  ASSETS.

     On January 31, 2002, the Registrant entered into a stock purchase agreement ("Agreement") to purchase all of the issued and outstanding shares of W3M, Inc., a California corporation doing business as Paradigm Cabling Systems (the "Company"); and ASHFORD CAPITAL LLC, a California Limited Liability Company, REGENTS CAPITAL WEST, MICHAEL CUMMINGS, MONDO MARSHALL, GREG WILBER, SANDRA STEWART and JOHN M. PITKIN ("Sellers"), the shareholders of the Company.

     The Registrant acquired the Company for $2,916,667, payable pursuant to the terms of a Stock Purchase Agreement dated January 31, 2002, a Secured Promissory Note dated February 1, 2002, and a Pledge Agreement, dated February 1, 2002.

     The purchase price was determined through analysis of the Company's recent, unaudited financial performance. The Company had revenues in excess of $5 million for the 12-month period ended December 31, 2001. The total purchase price was arrived at through negotiations. The assets of the Company consist of cash, accounts receivable, and equipment.
The Registrant will provide financial information related to the acquisition in its next filing of financial results.
     On February 4, 2002 and on February 26, 2002, the Registrant issued press releases, copies of which are attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS.

     On  March  1,  2002,  the  Registrant  appointed  Kabani  &  Company,  Inc.
("Kabani") as the Company's independent auditors because its prior auditors, Levitz, Zacks & Ciceric ("LZC") declined to stand for re-election. LZC determined it was not independent with respect to its continued services due to the Registrant's nonpayment of fees.
     LZC's audit report on the financial statements of the Company as of December 31, 2000 expressed its uncertainty as to the Company's ability to continue as a going concern. They cited recurring losses from operations, the Company's working capital deficiency, and limited cash resources. The Registrant has not yet filed its Form 10-KSB for the fiscal year ended December 31, 2001.
     The Registrant believes there were no disagreements with LZC within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit of the Company's financial statements for the periods ended December 31, 1999 and 2000, or for any subsequent interim period, which disagreements, if not resolved to their satisfaction, would have caused LZC to make reference to the subject matter of the disagreements in connection with its report.
During the fiscal years ended December 31, 1999 and 2000, and for the periods ended March 31, 2001, June 30, 2001, and September 30, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) of the type required to be disclosed by that section. The Company has not consulted with any other independent auditors regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
     On March 1, 2002, the Company engaged Kabani as the Company's independent auditors for the year ended December 31, 2001, replacing the firm of LZC. The change was approved by the Company's audit committee.
     A letter of LCZ addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits:

2(a)       Stock  Purchase  Agreement  among  the  Registrant  ,  W3M,  Inc. dba
Paradigm Cabling Systems, and certain Shareholders of W3M, dated January 31, 2002. Incorporated by reference to Exhibit 2(a) of Form 8-K filed on March 20, 2002.
2(b) Pledge Agreement among the Registrant, Ashford Capital, LLC, Regents Capital West, Michael Cummings, Mondo Marshall, Greg Wilbur, Sandra Steward, John M. Pitkin, and Walter Wright, dated February 1, 2002. Incorporated by reference to Exhibit 2(b) of Form 8-K filed on March 20, 2002.
2(c) Secured Promissory Noted among the Registrant, Ashford Capital, LLC, Regents Capital West, Michael Cummings, Mondo Marshall, Greg Wilbur, Sandra Steward, John M. Pitkin, and Walter Wright, dated February 1, 2002. Incorporated by reference to Exhibit 2(c) of Form 8-K filed on March 20, 2002.
16 Letter of Levitz, Zacks & Ciceric, dated March 25, 2002, to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.
99(a) Press release of the Registrant announcing a definitive agreement to acquire W3M, Inc. dba Paradigm Cabling Systems, dated February 4, 2002. Incorporated by reference to Exhibit 99(a) of Form 8-K filed on March 20, 2002. 99(b) Press release of the Registrant announcing a the completion of the acquisition of W3M, Inc. dba Paradigm Cabling Systems, dated February 26, 2002. Incorporated by reference to Exhibit 99(b) of Form 8-K filed on March 20, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March  25,  2002

GREENLAND  CORPORATION

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Date:  March 25, 2002 . . . . . . . .  By: /s/ T.A. Hyde, Jr.
                                       ------------------------
    T.A. Hyde, Jr.
-------------------------------------
    CEO, Chairman of Board



Date: March 25, 2002. . . . . . . . .  By: /s/ Gene Cross
    Gene Cross
-------------------------------------
    Chief Financial Officer, Director



Date: March 25, 2002. . . . . . . . .  By: /s/ Thomas J. Beener
    Thomas J. Beener
-------------------------------------
    President and Secretary
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